 Designated Filer:                   Apollo Investment Fund IV, L.P.

Issuer and Ticker Symbol:          Pacer International, Inc. (PACR)

Date of Event Requiring Statement: July 23, 2003

Additional Reporting Persons:

COYOTE ACQUISITION LLC

By: Apollo Management IV, L.P.,
    as Manager

By: AIF IV Management, Inc.,
    its general partner

By: /s/ Michael D. Weiner
   ------------------------------------
   Name: Michael D. Weiner
   Title: Vice President

COYOTE ACQUISITION II LLC

By: Apollo Management IV, L.P.,
    as Manager

By: AIF IV Management, Inc.,
    its general partner

By: /s/ Michael D. Weiner
   ------------------------------------
   Name: Michael D. Weiner
   Title: Vice President

APOLLO OVERSEAS PARTNERS IV, L.P.

By: Apollo Advisors IV, L.P.,
    its General Partner

By: Apollo Capital Management IV, Inc.,
    its General Partner

By: /s/ Michael D. Weiner
   ------------------------------------
   Name: Michael D. Weiner
   Title: Vice President

APOLLO MANAGEMENT IV, L.P.

By: AIF IV Management, Inc.,
    its general partner

By: /s/ Michael D. Weiner
   ------------------------------------
   Name: Michael D. Weiner
   Title: Vice President

APOLLO ADVISORS IV, L.P.

By: Apollo Capital Management IV, Inc.,
    its General Partner

By: /s/ Michael D. Weiner
   ------------------------------------
   Name: Michael D. Weiner
   Title: Vice President